                                                                   EXHIBIT 10.30



                                                              EXECUTION ORIGINAL



         ===============================================================






                         COMMON STOCK PURCHASE AGREEMENT

                             DATED JANUARY 23, 1998,
                                  BY AND AMONG

                                INSURERATE, INC.,

                          HOMECOM COMMUNICATIONS, INC.,

                                 JEROME R. CORSI

                                       AND

                         HAMILTON DORSEY ALSTON COMPANY






         ===============================================================




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                                TABLE OF CONTENTS

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                                                                                Page
                                                                                ----
ARTICLE I.....................................................................    1


PURCHASE, SALE AND TERMS OF COMMON SHARES.....................................    1

1.1. PURCHASE AND SALE........................................................    1
1.2. PURCHASE PRICE AND CLOSING...............................................    1
1.3. REPRESENTATIONS BY THE PURCHASER.........................................    2
1.4. BROKERS OR FINDERS.......................................................    4

ARTICLE II....................................................................    4


CONDITIONS TO THE PURCHASER'S OBLIGATIONS.....................................    4

2.1. REPRESENTATIONS AND WARRANTIES...........................................    4
2.2. DOCUMENTATION AT CLOSING.................................................    4

ARTICLE III...................................................................    5


REPRESENTATIONS AND WARRANTIES................................................    5


OF THE COMPANY................................................................    5

3.1. ORGANIZATION AND STANDING OF THE COMPANY.................................    5
3.2. CORPORATE ACTION.........................................................    6
3.3. SECURITIES ACT OF 1933...................................................    6
3.4. CAPITALIZATION; STATUS OF CAPITAL STOCK..................................    6
3.5. NO BROKERS OR FINDERS....................................................    7

ARTICLE IV....................................................................    7


REPRESENTATIONS AND WARRANTIES OF HOMECOM.....................................    7

4.1. ORGANIZATION AND STANDING OF HOMECOM.....................................    7
4.2. CORPORATE ACTION.........................................................    7
4.3. OWNERSHIP OF COMPANY STOCK...............................................    8
4.4. BROKERS OF FINDERS.......................................................    8

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF CORSI............................    8

5.1. AUTHORITY................................................................    8
5.2. OWNERSHIP OF COMPANY STOCK...............................................    8
5.3. NO BROKERS OF FINDERS....................................................    8

ARTICLE VI. DEFINITIONS.......................................................    8

6.1. CERTAIN DEFINED TERMS....................................................    8

ARTICLE VII...................................................................   11


INDEMNIFICATION...............................................................   11

7.1. INDEMNIFICATION BY COMPANY...............................................   11
7.2. INDEMNIFICATION BY PURCHASER.............................................   11
7.3. INDEMNIFICATION PROCEDURE................................................   11
7.4. INDEMNIFICATION LIMITATIONS..............................................   12


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
ARTICLE VIII. MISCELLANEOUS...................................................   12

8.1. NO WAIVER; CUMULATIVE REMEDIES...........................................   12
8.2. ENTIRE AGREEMENT; AMENDMENTS.............................................   13
8.3. ADDRESSES FOR NOTICES....................................................   13
8.4. BINDING EFFECT; ASSIGNMENT...............................................   14
8.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES...............................   14
8.6. SEVERABILITY.............................................................   14
8.7. CONFIDENTIALITY..........................................................   14
8.8. GOVERNING LAW............................................................   15
8.9. HEADINGS.................................................................   15
8.10. COUNTERPARTS............................................................   15
8.11. FURTHER ASSURANCES......................................................   15


Schedule 3.5      Balance Sheet
Schedule 3.7      Intellectual Property Matters

Exhibit 2.2(e)    Shareholders' Agreement
Exhibit 2.2(f)    Services Agreement
Exhibit 2.2(g)    Warrant


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




                         COMMON STOCK PURCHASE AGREEMENT

                                                          As of January 23, 1998

To the Hamilton Dorsey Alston Company (the "Purchaser")

         Re:      Acquisition of Stock of InsureRate, Inc.

Gentlemen:

InsureRate Inc., a Georgia corporation (the "Company"), agrees with you as to the purchase and sale of A certain number of shares of the Company's Common Stock, pursuant to the terms and conditions set forth in this Common Stock Purchase Agreement ("Agreement"). Certain capitalized terms used in this Agreement shall have the meanings assigned to them in Article V hereof.

                                   ARTICLE I.

                    PURCHASE, SALE AND TERMS OF COMMON SHARES

         1.1.     Purchase and Sale.

         The Company has authorized the issuance, sale and exchange of 33,333.33 shares of Common Stock (the "Common Shares") of its authorized but unissued shares of Common Stock, $ .01 par value (the "Common Stock"), at a purchase price of $ 3.00 per share to the Purchaser, for an aggregate purchase price of $100,000.00. The Common Shares shall be purchased by the Purchaser as of the date hereof.

         1.2.     Purchase Price and Closing.

                  (a) At the Closing (as defined below), the Company will deliver to the Purchaser a certificate for 33,333.33 Common Shares, representing thirty-three and thirty-three one hundredths percent (33.33%) of the total issued and outstanding shares of Common Stock, registered in the Purchaser's name (or its nominee), against immediately available funds delivered by Purchaser to Company.

                  (b) The Closing of the purchase, sale and exchange of the Common Shares to be acquired by a Purchaser from the Company under this Agreement (the "Closing") shall take place on the date hereof at the offices of Morris, Manning & Martin, L.L.P., 3343 Peachtree Road, N.E., 1600 Atlanta Financial Center, Atlanta, Georgia 30326, or at such time and date thereafter as the Purchaser and the Company may agree.

                  (c) At the Closing, and in addition to the delivery by the Company to the Purchaser of a certificate for 33,333 Common Shares as set forth in paragraph (a) of this Section, (i) HomeCom Communications, Inc., a Georgia corporation ("HomeCom"), shall surrender its certificate(s) representing all of the issued and outstanding shares of the Company for which HomeCom is the owner of record, and shall receive from the Company therefor a certificate for 56,666.67 shares of its Common Stock, representing fifty-six and sixty-seven one hundredths percent (56.67%) of the total issued and outstanding shares of Common Stock, registered in HomeCom's name (or its nominee), and (ii) Jerome R. Corsi, an individual resident of the State of New Jersey ("Corsi"), shall surrender his certificate(s) representing all of the issued and outstanding shares of the Company for which Corsi is the owner of record, and shall receive from the Company therefor a certificate for 10,000 shares of its Common Stock, representing ten percent (10%) of the total issued and outstanding shares of the Common Stock, registered in Corsi's name (or its nominee).

         1.3.     Representations by the Purchaser.

                  (a) Organization and Standing of the Purchaser. The Purchaser is a duly organized and validly existing corporation in good standing under the laws of the State of Georgia and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and the Other Agreements, and to perform its other obligations pursuant hereto and thereto.

                  (b) Corporate Action. This Agreement and the Other Agreements have been duly authorized, executed and delivered by the Purchaser and the officers of the Purchaser, respectively, and constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

                  (c) Investment Representations. The Purchaser represents that it is its present intention to acquire the Common Shares to be acquired by it hereunder for its own account (and it will be the sole beneficial owner thereof) and that the Common Shares are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof, except pursuant to registration under the Securities Act or exemption therefrom. The acquisition by the Purchaser of the Common Shares acquired by it shall constitute a confirmation of this representation by the Purchaser. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 or Rule 144A as promulgated by the Commission, all certificates evidencing any of the Common Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution or resale. These securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such Common Shares under the Act and any applicable state securities laws, or the availability, in the opinion of counsel, of an exemption from registration thereunder."

                  (d) Access to Information. The Purchaser or its representative during the course of this transaction, and prior to the purchase of any Common Shares, has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the offering of the Common Shares and the additional information, documents, records and books relative to the business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company.

                  (e) General Access. The Purchaser or its representative has received and read or reviewed, and is familiar with, this Agreement and the other agreements executed or delivered herewith, including the terms of the Common Stock, and confirms that all documents, records and books pertaining to the Purchaser's investment in the Company and requested by the Purchaser or its representative have been made available or delivered to it.

                  (f) Sophistication and Knowledge. The Purchaser or its representative has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Common Shares. The Purchaser can bear the economic risks of this investment and can afford a complete loss of its investment.

                  (g) Transfer Restrictions Imposed by Securities Laws. The Purchaser understands that: (i) the Common Shares have not been registered under the Securities Act or applicable state securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available; and (ii) the Purchaser is and must be purchasing the Common Shares for investment for the account of the Purchaser only, and not for the account or benefit of others nor with any present view toward resale or other distribution thereof. The Purchaser agrees (A) not to resell or otherwise dispose of all or any part of the Common Shares purchased by it, except as permitted by law, including, without limitation, any regulations under the Securities Act and applicable state securities laws; (B) that the Company does not have any present intention and is under no obligation to register the Common Shares under the Securities Act and applicable state securities laws, except as provided in
Article IV hereof; and (C) that Rule 144 or Rule 144A under the Securities Act may not be available as a basis for exemption from registration of the Common Shares thereunder.

                  (h) Lack of Liquidity. The Purchaser has no present need for liquidity in connection with its purchase of the Common Shares.

                  (i) Accredited Investor Status. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

         1.4. No Brokers or Finders. The Purchaser represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or its respective agents.

                                   ARTICLE II.


                    CONDITIONS TO THE PURCHASER'S OBLIGATIONS

         The obligation of the Purchaser to purchase and pay for the Common Shares to be purchased by it at the Closing is subject to the following conditions:

         2.1. Representations and Warranties. Each of the representations and warranties of (a) the Company set forth in Article III hereof, (b) HomeCom, set forth in Article IV hereof, and (c) Corsi, set forth in Article V hereof shall be true, accurate and correct on the hereof.

         2.2. Documentation at Closing. The Purchaser shall have received prior to or at the Closing all of the following materials, each in form and substance satisfactory to the Purchaser and their counsel, and each of the following events shall have occurred, or each of the following documents shall have been delivered prior to or simultaneously with the Closing:

                  (a) A copy of the Articles of Incorporation of the Company, as amended or restated to date, together with such evidence as may be available of the filing thereof; a copy of the resolutions of the Board of Directors of the Company providing for the approval of the approval of this Agreement, the issuance of the Common Shares, and all other agreements or matters contemplated hereby or executed in connection herewith; and a copy of the By-laws of the Company, all of which have been certified by the Secretary of the Company to be true, complete and correct in every particular; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, required to be obtained at or prior to the Closing with respect to this Agreement and the issuance of the Common Shares.

                  (b) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign this Agreement, the certificates for the Common Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company, any of its officers, together with the true signatures of such officers. A Certificate of the Secretary of State of the State of Georgia as to the due incorporation and good standing of the Company shall have been provided to the Purchaser.

                  (d) All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Common Shares and the Other Agreements shall have been made or taken.

                  (e) A fully-executed copy of that certain Shareholders' Agreement dated of even date herewith, by and among HomeCom, the Company and the Purchaser, in substantially the form attached hereto as Exhibit 2.2(e).

                  (f) A fully-executed copy of that certain Web Hosting Services Agreement dated of even date herewith, by and between the Company and the Purchaser, in substantially the form attached hereto as Exhibit 2.2(f).

                  Additionally, HomeCom shall have delivered to the Purchaser a warrant for the purchase of 25,000 shares of the unregistered common stock of HomeCom (the "Warrant"), substantially in the form attached hereto as Exhibit 2.2(g).

                                  ARTICLE III.


                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         The Company represents and warrants, as of the date hereof, as follows:

         3.1. Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Georgia and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and the Other Agreements, to issue, sell and deliver the Common Shares and to perform its other obligations pursuant hereto and thereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company. The Company has delivered to the Purchaser true, correct and complete copies of its Certificate of Incorporation and By-laws or other governing documents, as currently in effect, and has made available to the Purchaser for its review all of the Company's minute books and stock records, and such stock records are correct and complete, and accurately reflect the stock ownership of the Company's capital stock.

         3.2. Corporate Action. This Agreement and the Other Agreements have been duly authorized, executed and delivered by the Company and the officers of the Company, respectively, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Common Shares have been duly authorized. The issuance, sale and delivery of the Common Shares have been duly authorized by all required corporation action; the Common Shares have been validly issued, are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and are free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as set forth in this Agreement.

         3.3. Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Common Shares hereunder. Neither the Company nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Common Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Common Shares under the registration provisions of the Securities Act and applicable state securities laws.

         3.4. Capitalization; Status of Capital Stock. Immediately prior to the Closing, the Company shall have a total authorized capitalization consisting of 1,000,000 shares of Common Stock, $ .01 par value, with 100,000 shares of Common Stock issued and outstanding, as follows: (i) 85,000 shares of Common Stock issued to HomeCom; and (ii) 15,000 shares of Common Stock issued to Corsi. As of the Closing, the Company will have a total authorized capitalization consisting of 1,000,000 shares of Common Stock, $ .01 par value, with 100,000 shares of Common Stock issued and outstanding, as follows: (i) 56,666.67 shares of Common Stock will be issued to HomeCom; (ii) 10,000 shares of Common Stock will be issued to Corsi; and (iii) 33,333.33 shares of Common Stock (the Common Shares) will be issued to the Purchaser. Such Common Stock, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable. None of the Common Shares acquired by Purchaser hereunder have been issued in violation of any preemptive or subscription rights, and the company is not a party to any contract, agreement, arrangement, commitment, plan or understanding restricting or otherwise relating to the voting, dividend, ownership or transfer rights of any of the Common Shares.

         3.5. Balance Sheet. Attached hereto as Schedule 3.5 is a true and correct copy of the Company's balance sheet (the "Balance Sheet") dated as of January 22, 1998 (the "Balance Sheet Date"). The Balance Sheet presents fairly the financial position of the operations of the Company as of the Balance Sheet Date.

         3.6. Delivery of Materials. The Company hereby confirms that all documents, records and books pertaining to the Purchaser's investment in the Company and requested by the Purchaser or its representative have been made available or delivered to the Purchaser.

         3.7. Intellectual Property Matters. The Company has exclusive ownership rights to its corporate name as a domestic corporation under the laws of the State of Georgia. Attached hereto as Schedule 3.7 is a true and correct copy of a Trademark Search Report dated November 20, 1997, prepared by Corsearch with respect to marks "InsureRate" and "Insure Rate."

         3.8. No Brokers or Finders.

         The Company represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the other parties to this Agreement for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

                                   ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF HOMECOM

         4.1. Organization and Standing of HomeCom.

         HomeCom is a duly organized and validly existing corporation in good standing under the laws of the State of Georgia and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and the Other Agreements to which it is a party, and to perform its other obligations pursuant hereto and thereto.

         4.2. Corporate Action.

         This Agreement and the Other Agreements to which HomeCom is a party have been duly authorized, executed and delivered by HomeCom and the officers of HomeCom, respectively, and constitute the legal, valid and binding obligations HomeCom, enforceable against HomeCom in accordance with their respective terms.

         4.3. Ownership of Company Stock.

         Immediately prior to the Closing, HomeCom was the record owner of 85,000 shares of the Company's Common Stock, representing 85% of the Company's total issued and outstanding Common Stock.

         4.4. No Brokers or Finders.

         HomeCom represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by HomeCom or its respective agents.

                                   ARTICLE V.


                     REPRESENTATIONS AND WARRANTIES OF CORSI

         5.1. Authority.

         Corsi has all requisite execute and deliver this Agreement and the Other Agreements to which it is a party, and to perform its other obligations pursuant hereto and thereto. This Agreement and the Other Agreements to which Corsi is a party have been duly authorized, executed and delivered by Corsi and constitute the legal, valid and binding obligations of Corsi, enforceable against Corsi in accordance with their respective terms.

         5.2. Ownership of Company Stock.

         Immediately prior to the Closing, Corsi was the record owner of 15,000 shares of the Company's Common Stock, representing 15% of the Company's total issued and outstanding Common Stock.

         5.3. No Brokers orFinders.

         Corsi represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by Corsi or its respective agents.

                                   ARTICLE VI.


                                   DEFINITIONS

         6.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Accredited Investor" shall have the meaning assigned to that term in Rule 501 under the Securities Act.

         "Affiliate" means (i) any Person, directly or indirectly, controlling, controlled by or under common control with another Person; or (ii) any officer, director, partner, or direct or indirect beneficial or legal owner of 10% or greater equity or voting interest of such Person. "Control" of any Person shall mean the right to direct the management or operations of such Person, whether by voting rights, contract or otherwise.

         "Agreement" means this Common Stock Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

         "Association" shall have the meaning assigned to that term in Section 5.1.

         "Board of Directors" means the board of directors of the Company as constituted from time to time.

         "Closing" shall have the meaning assigned to that term in Section 1.2.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

         "Common Stock" includes (a) the Company's Common Stock, $ .01 par value, as authorized on the date of this Agreement, and (b) any other capital stock of any class or classes (however designated) of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any Common Shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Company's Certificate of Incorporation, be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision).

         "Company" means InsureRate, Inc., a Georgia corporation, and its successors and assigns.

         "Copyrights" means United States and foreign copyrights, copyrightable works, and mask work, whether registered or unregistered, and pending applications to register the same.

         "Corsi" means Jerome R. Corsi, an individual resident of the State of New Jersey.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "HomeCom" means HomeCom Communications, Inc., a Georgia corporation.

         "Intellectual Property" means Copyrights, Patent Rights, Trademarks, Trade Secrets, and Software and all agreements, contracts, licenses, sublicenses, assignments and indemnities which relate or pertain to any of the foregoing.

         "Other Agreements" shall mean this Agreement, the Shareholders' Agreement, the Services Agreement and the agreements, documents, assignments and instruments related hereto and thereto to be executed and delivered by the Company pursuant to this Agreement.

         "Patent Rights" means United States and foreign patents, patent applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, inventions (whether or not patentable or reduced to practice) and improvements thereto.

         "Person" means an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government, or any agency or political subdivision thereof.

         "Purchaser" shall have the meaning assigned to that term in Section 1.1 of this Agreement and shall include the original Purchaser and also any other holder of any of the Common Shares.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         "Services Agreement" shall have the meaning set forth in Section 2.2(f) of this Agreement.

         "Shareholders' Agreement" shall have the meaning set forth in Section 2.2(e) of this Agreement.

         "Software" means computer software programs and software systems, including all databases, compilations, tool sets, compilers, higher level or "proprietary" languages, related documentation and materials, whether in source code, object code or human readable form; provided, however, that Software shall not include computer software programs licensed to The Company that are available through a commercial distributor or in consumer retail stores and are subject to "shrink-wrap" license agreements.

         "Trademarks" means United States, state and foreign trademarks, service marks, logos, trade dress and trade names (including all assumed or fictitious names under which The Company is conducting business or has within the previous five (5) years conducted business), whether or registered or unregistered, and pending applications to register the foregoing.

         "Trade Secrets" means confidential ideas, trade secrets, know-how, concepts, methods, processes, formulae, reports, data, consumer lists, mailing lists, business plans, or other proprietary information.

                                  ARTICLE VII.

                                 INDEMNIFICATION

         7.1. Indemnification by Company.

         The Company agrees, from and after the Closing Date, to indemnify, defend and hold harmless Purchaser, and Purchaser's agents, successors and assigns from any loss, damage, expense, liability, claim or controversy, including, without limitation, attorneys' fees and expenses of litigation (a "Loss") arising out of any one or more of the matters set forth below:

         (a) any inaccuracy or breach of any representation, warranty or covenant of the Company contained in this Agreement;

         (b) any person asserting any claim against Purchaser to any rights in and to the Common Shares following the Closing Date, to the extent that such claim arises or is alleged to arise by, through or under the Company;

         (c) any obligation or liability of the Company arising prior to the Closing Date which is not in the ordinary course of the Company's business, whether or not such obligation or liability is fixed or contingent, or liquidated or unliquidated, and whether or not such liability or obligation was known to the Company or any of its employees, officers, directors or shareholders on the Closing Date;

         (d) any obligation or liability of the Company related to any claim, action, suit or investigation relating to the Company's Intellectual Property which is made, threatened or asserted on or after the Closing Date against Purchaser with respect to acts or omissions of the Company or its officers, directors, employees, contractors, or agents occurring before the Closing Date; and

         (e) any liability of the Company for any and all federal, state or local taxes for any period ending on or before the Closing Date, with respect to any item or matter occurring prior to the Closing Date or arising from the transactions contemplated by this Agreement.

         7.2. Indemnification by Purchaser.

         Purchaser agrees from and after the date hereof to indemnify, defend and hold harmless the Company, HomeCom and Corsi and each of the Company's officers, directors, shareholders, employees and agents from any Loss arising out of any inaccuracy or breach of any representations, warranties or covenants of Purchaser contained in this Agreement.

         7.3. Indemnification Procedure.

         (a) In order to be indemnified and held harmless, pursuant to Sections
7.1 or 7.2, a party entitled to be indemnified and held harmless pursuant to such Section (the "Indemnified Party") shall notify the party liable for such indemnification (the "Indemnifying Party") in writing immediately upon becoming aware of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Section 7.3 within thirty (30) days after the receipt of written notice thereof from the Indemnified Party.

         (b) If the Indemnified Party shall notify the Indemnifying Party of any claim or demand pursuant to Section 7.3(a), and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnifying Party acknowledges is a claim or demand for which it must indemnify or hold harmless the Indemnified Party under Section 7.1 or 7.2, the Indemnifying Party shall have the right to employ counsel acceptable to the Indemnified Party to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, as promptly as possible (but in any case before the due date for the answer or response to a claim) after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under Section 7.3(a) of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall make available to the Indemnifying Party or its agents all records and other materials in the Indemnified Party's possession reasonably required by it for its use in contesting any third party claim or demand. Whether or not the Indemnifying Party elects to defend any such claim or demand, the Indemnified Party shall have no obligations to do so.

         7.4. Indemnification Limitations.

         (a) All of the representations and warranties made by the Company and the Purchaser shall survive the closing of the transactions contemplated hereby and shall continue until 5:00 p.m., Atlanta, Georgia time, on the date which is one (1) year following the Closing Date (the "Expiration Date").

         (b) No claim for indemnification may be made after the Closing by the Indemnified Party, unless the aggregate amount of all Losses incurred by the Indemnified Party and otherwise indemnified against hereunder with respect to all claims exceeds Ten Thousand Dollars ($10,000) (the "Basket"). If the Indemnified Party incurs such Losses in an amount exceeding the Basket, the Indemnified Party shall be entitled to indemnification in the full amount of such Losses, irrespective of such threshold amount.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

         8.1. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         8.2. Entire Agreement; Amendments.

         This Agreement, together with the Schedules and Exhibits herein referenced, contains the entire agreement among the parties hereto with respect to the transactions contemplated herein, and all prior understandings, and agreements and the letter of intent among the parties hereto are hereby terminated in their entirety and are of no further force or effect. This Agreement shall not be modified or otherwise amended except by an instrument in writing signed by or on behalf of the parties hereto.

         8.3. Addresses for Notices. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or delivered (i) if delivered personally, (ii) if delivered by certified mail, return receipt requested, with proper postage prepaid, (iii) if delivered by facsimile, or (iv) if delivered by recognized courier contracting for same day or next day delivery:

                  (a)      To Purchaser:

                             Hamilton Dorsey Alston Company
                             3350 Cumberland Circle, Suite 100
                             Atlanta, Georgia  30339-3346
                             Attn: Curt L. Goetsch, Senior Vice President
                             Telecopy:  (770) 850-9375


                  (b)      To the Company:

                             InsureRate, Inc.
                             Building 14, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia  30308
                             Attn: Jerome R. Corsi, President
                             Telecopy:  (404) 237-3060

                             With a Copy to:
                             Morris, Manning & Martin, L.L.P.
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N. E.
                             Atlanta, Georgia  30326
                             Attn:  Brian T. Casey, Esq.

                             Telecopy:  (404) 365-9532

                  (c)      To HomeCom:

                             HomeCom Communications, Inc.
                             Building 14, Suite 100
                             3535 Piedmont Road
                             Atlanta, Georgia  30308
                             Attn: Harvey Sax, President
                             Telecopy: (404) 237-3060

                  (d)      To Corsi:

                             Jerome R. Corsi
                             41 Copeland Road
                             Denville, New Jersey 07834
                             Telecopy:  (973) 442-0736

         or at such other address as the parties hereto shall have last designated by notice to the other parties. Any item delivered personally or by recognized courier contracting for same day or next day delivery shall be deemed delivered on the date of delivery. Facsimile deliveries shall be deemed delivered on the date of transmission by the sender provided sender has evidence of successful transmission and receipt. Any item mailed shall be deemed to have been delivered on the date evidenced on the return receipt.

         8.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         8.5. Survival of Representations and Warranties. All representations, warranties, agreements and covenants made or undertaken by the parties to this Agreement, or contained in any other instrument or document delivered in connection herewith or therewith, are material, have been relied upon by the other parties hereto, shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto.

         8.6. Severability. The provisions of this Agreement, the Other Agreements, and the terms of the Common Stock are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, the Other Agreements or the terms of the Common Stock shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Other Agreements or the terms of the Common Stock; but this Agreement, the Other Agreements and the terms of the Common Stock shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         8.7. Confidentiality. The Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which the Purchaser may obtain from the Company pursuant to any reports, statements or other materials financial statements, reports and other materials submitted by the Company to the Purchaser pursuant to this Agreement, or pursuant to any visitation or inspection rights, unless such information is known, or until such information becomes known, to the public; provided, however, that the Purchaser may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company or as required by applicable law.

         8.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Georgia, and without giving effect to choice of laws provisions.

         8.9. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         8.11. Further Assurances. From and after the date of this Agreement the parties hereto agree to execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Common Shares.

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be executed as of the date first above written.

"COMPANY":                          "PURCHASER":

INSURERATE, INC.                    HAMILTON DORSEY ALSTON COMPANY


By:  /s/ Jerome R. Corsi            By:  /s/ Curt L. Goetsch
   -----------------------------       -----------------------------------------
     Jerome R. Corsi, President          Curt L. Goetsch, Senior Vice President

                                    "CORSI":
                                    /s/ Jerome R. Corsi
                                    --------------------------------------------
                                    Jerome R. Corsi

                                    "HOMECOM":

                                    HOMECOM COMMUNICATIONS, INC.


                                    By: /s/ Harvey Sax
                                       -----------------------------------------
                                       Harvey Sax, President

                                   EXHIBIT 3.5

                                  BALANCE SHEET

                                   EXHIBIT 3.7

                          INTELLECTUAL PROPERTY MATTERS